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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) February 23, 2000

                         PentaStar Communications, Inc.
             (Exact Name of registrant as specified in its charter)

Delaware                            0-27709                   84-1502003
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(State or other            (Commission File Number)          (IRS Employer
jurisdiction of                                            Identification No.)
incorporation)

1522 Blake Street, Denver CO                                    80202
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(Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code  (303) 825-4400

                                      None
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         (Former name or former address, if changed since last report.

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Item 5. Other Events

     On February 8, 2000, the Company announced that it has become a Certified Internet Agent with Epoch Internet, a leading Tier-1 and full service business Internet solutions provider. Attached to this Current Report on Form 8-K as
Exhibit 99 is a copy of the Company's related press release dated February 8, 2000.

Item 7. Financial Statements and Exhibits

     Exhibit 99 Press release of the Company dated February 8, 2000.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 23, 2000            PENTASTAR COMMUNICATIONS, INC.

                                   By:   /s/ David L. Dunham
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                                            David L. Dunham
                                        Chief Financial Officer


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                                 EXHIBIT INDEX

EXHIBIT
  NO.                        DESCRIPTION
-------                      -----------

  99           Press release of the Company dated February 8, 2000.